UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant's telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Rise Gold Corp. (the "Corporation") held its 2024 Annual Meeting of Shareholders (the "Annual Meeting") on November 20, 2024. A total of 55,785,106 common shares of the Corporation were entitled to vote as of October 18, 2024, the record date for the Annual Meeting. The proposals voted upon at the Annual Meeting and the final voting results are indicated below.

1. To fix the number of directors to be elected at five (5)

The number of directors to be elected, fixed at five (5), was approved. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
24,585,850	8,235	0	625

2. Election of Directors

The following individuals were elected to serve as directors for a term expiring at the next Annual Meeting or upon the election and qualification of their successors. The voting results for each of the nominees are as follows:

Nominee	Votes For %	Votes For	Votes Withheld	Broker Non-Votes
Joseph E. Mullin III	99.885%	22,086,263	25,397	2,483,050
Thomas I. Vehrs	99.872%	22,087,656	28,372	2,478,682
Lawrence W. Lepard	99.875%	22,084,063	27,597	2,483,050
Daniel Oliver Jr.	99.882%	22,085,638	26,022	2,483,050
Clynton R. Nauman	99.882%	22,085,638	26,022	2,483,050

3. Appointment of Auditors

The appointment of Davidson & Company LLP, a firm of independent registered public accountants, to serve as the Company's Independent Auditor for 2024 until the next Annual Meeting, was approved. The voting results are as follows:

For %	For	Against	Abstain
99.971%	24,434,428	0	7,134

4. Approval on a non-binding advisory basis, the compensation of the Company's Named Executive Officers. The voting results are as follows:

For	Against	Abstain	Broker Non-Votes
22,027,641	64,926	0	2,502,143

5. Approval on a non-binding advisory basis, the frequency of future advisory votes on executive compensation. The voting results are as follows:

The Company has determined it will provide for an advisory shareholder vote on the compensation of the Company's Named Executive Officers on an annual basis.

Frequency	Votes For	Against	Broker Non-Votes
Year 1	19,448,395	150,196	4,996,119
Year 2	19,441,292	218,588	4,934,830
Year 3	19,396,497	206,366	4,991,847

6. Approval of the Company's Stock Option Plan

Shareholders ratified and approved the Company's rolling stock option plan (the "Option Plan") pursuant to which the maximum number of shares of common stock that may be reserved for issuance thereunder from time to time shall not exceed 10% of the aggregate number of shares of common stock issued and outstanding from time to time. Pursuant to the policies of the Canadian Securities Exchange (CSE), a rolling stock option plan, such as the Option Plan, requires stockholder approval annually.

For	Against	Abstain	Broker Non-Votes
22,017,668	93,892	0	2,483,150

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

On November 20, 2024, the Company issued a press release to announce results of the Company's Annual General Meeting. A copy of the press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibit No.	Description

99.1	Press release dated November 20, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2024

RISE GOLD CORP.

/s/ Joseph E. Mullin III
Joseph Mullin
Chief Executive Officer